Exhibit 10.1

EXTENSION AGREEMENT

Bank of America, N.A.
100 North Tryon Street
Charlotte, NC 28255

April 26, 2012

SITEL, LLC
c/o SITEL Worldwide Corporation
Two American Center
3102 West End Avenue, Suite 1000
Nashville, TN 37203
Attention: Mr. Neal Miller, Treasurer
Telecopier No.: 615-301-7377
Telephone No.: 615-301-7150

Goldman Sachs Credit Partners L.P.,
as Administrative Agent
200 West Street
New York, New York 10282-2198

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of January 30, 2007, among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”), ClientLogic Holding Limited, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”), SITEL CANADA CORPORATION, an Ontario corporation (“Canadian Borrower”, and Canadian Borrower, collectively with U.S. Borrower and UK Borrower, the “Borrowers”), the other Credit Parties party thereto, the Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as Joint Lead Arranger, Joint Bookrunner, Administrative Agent (together with its permitted successor(s) in such capacity, “Administrative Agent”) and Collateral Agent (together with its permitted successor(s) in such capacity, “Collateral Agent”), and General Electric Capital Corporation, as Syndication Agent (in such capacity, “Syndication Agent”) (as amended as of December 9, 2008, as amended as of April 21, 2009, as amended as of February 18, 2010, as amended as of May 12, 2011, as amended as of April 5, 2012 and as it may be further amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Each Lender party to this letter agreement (this “Extension Agreement”, and each such Lender, an “Extending Lender”) hereby severally agrees to convert on April 26, 2012 the Original U.S. Revolving Commitments set forth on such Lender’s applicable Extension Election and Original

U.S. Revolving Loans thereunder to an Extended U.S. Revolving Commitment and related Extended U.S. Revolving Loans with the terms set forth on Annex I hereto. Each Extended U.S. Revolving Commitment and related Extended U.S. Revolving Loans provided pursuant to this Extension Agreement shall be subject to the terms and conditions set forth in the Credit Agreement. Each Extending Lender also agrees that the provisions set forth on Annex I attached hereto shall be applicable to its Extended U.S. Revolving Commitments and related Extended U.S. Revolving Loans.

The U.S. L/C Issuer party to this Extension Agreement (the “Extending Issuing Bank”) hereby agrees to extend its commitment under the Credit Agreement to issue U.S. Letters of Credit until the scheduled final maturity date and commitment termination date of the Extended U.S. Revolving Commitments and related Extended U.S. Revolving Loans set forth on Annex I hereto. Each U.S. Letter of Credit shall be subject to the terms and conditions set forth in the Credit Agreement.

Each Extending Lender and the Extending Issuing Bank hereby:

1. confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Extension Agreement;

2. agrees that it will, independently and without reliance upon the Administrative Agent, the other Agents, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

3. appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto;

4. agrees that its Extended U.S. Revolving Commitments resulting from the effectiveness of this Extension Agreement (if any) shall be referred to as “Tranche A Extended U.S. Revolving Commitments”;

5. authorizes the Agents to execute such amendments to the Loan Documents as are considered to be necessary or advisable pursuant to Section 1.17 of the Credit Agreement;

6. agrees that it will continue to perform, in accordance therewith, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender;

7. to the extent required by Section 1.11 of the Credit Agreement, in the case of each Non-US Lender, attaches the forms prescribed by the Internal Revenue Service of the United States, certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Loan Documents; and

8. (a) acknowledges and agrees that the Fourth Amendment complies in all respects with the Credit Agreement (prior to giving effect to the Fourth Amendment), including Section 11.1 thereof, and consents and agrees to the amendments and other agreements made in the Second Amendment, (b) acknowledges and agrees that this Extension Agreement complies in all respects with the Credit Agreement, including Sections 1.17 and 11.1 thereof, and (c) consents in accordance with the Credit Agreement, including Sections 1.17 and 11.1 thereof, to the extensions and other agreements contemplated herein.

Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Extension Agreement and consents to the supplement of the Fourth Amendment and/or the Credit Agreement effected pursuant to this Extension Agreement. Each Credit Party hereby confirms that the Guaranty by such Credit Party will continue to guarantee, to the fullest extent possible in accordance with such Guaranty, the payment and performance of all applicable Obligations. Each Credit Party hereby confirms that each relevant Collateral Document to which it is a party or otherwise bound and all Collateral of such Credit Party encumbered thereby will continue to secure, to the fullest extent possible in accordance with such Collateral Document, the payment and performance of all Obligations of such Credit Party.
Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound, as amended (including as amended and modified by this Extension Agreement), shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Extension Agreement. Each Credit Party represents and warrants that, after giving effect to the amendments and other agreements made in this Extension Agreement, all representations and warranties made by it in each Loan Document to which it is a party or otherwise bound are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

The U.S. Borrower and each other Credit Party party hereto has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Extended U.S. Revolving Commitments are secured in accordance with the Collateral Documents (other than with respect to modification agreements to Mortgages, if any, that shall be provided no later than 60 days (or such greater number of days as agreed to by Administrative Agent in its sole discretion) following the effective date of this Extension Agreement).

In order to induce Lenders and/or the U.S. L/C Issuer to enter into this Extension Agreement and to supplement the Fourth Amendment and/or the Credit Agreement in the manner provided herein, the U.S. Borrower and each other Credit Party represents and warrants to the Administrative Agent and each Lender and/or the U.S. L/C Issuer that the following statements are true and correct in all material respects:

1. Each Credit Party which is party hereto has all requisite power and authority to enter into this Extension Agreement.

2. The execution and delivery of this Extension Agreement by each Credit Party that is a party hereto have been duly authorized by all necessary action on the part of each such Credit Party.

3. The execution, delivery and performance by each Credit Party of this Extension Agreement (including the extensions of maturity contemplated hereby) does not and will not (i) violate any applicable law or regulation, or any order or decree of any court or Governmental Authority except where such violation would not reasonably be expected to have a Material Adverse Effect, (ii) contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, memorandum or articles of association (or equivalent) as applicable, (iii) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound except where such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect, (iv) result in the creation or imposition of any Lien upon any material property of such Person other than those in favor of Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Loan Documents other than Liens permitted hereunder and (v) require the consent or approval of any Governmental Authority, other than those which have been (or will be within any applicable statutory time limits) duly obtained, made or complied with on or prior to the date hereof.

4. No registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Extension Agreement.

5. This Extension Agreement has been duly executed and delivered by each of the Credit Parties that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

6. After giving effect to the amendments and other agreements made in this Extension Agreement, the representations and warranties contained in Section 3 of the Credit Agreement (after giving effect to this Extension Agreement) are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

7. After giving effect to the amendments and other agreements made in this Extension Agreement, no event has occurred and is continuing that would constitute an Event of Default or a Default.

Upon the execution of a counterpart of this Extension Agreement by the U.S. Borrower and each other Credit Party, each Extending Lender and the U.S. L/C Issuer, the delivery to the Administrative

Agent of a fully executed copy hereof (including by way of counterparts and by electronic delivery) and the payment of any fees required in connection herewith, this Extension Agreement and the conversions, extensions and other agreements contemplated herein shall become effective as of April 26 2012. The parties hereto agree that (a) the aggregate principal amount of Original U.S. Revolving Commitments converted into Extended U.S. Revolving Commitments pursuant to this Extension Agreement is $10,000,000 and (b) the aggregate principal amount of Original U.S. Revolving Loans related to such Original U.S. Revolving Commitments converted into Extended U.S. Revolving Loans pursuant to this Extension Agreement is $1,773,333.33.

After the effectiveness of this Extension Agreement in accordance with the preceding paragraph, this Extension Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.1 of the Credit Agreement.

THIS EXTENSION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

This Extension Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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Very truly yours,

BANK OF AMERICA, N.A., as an Extended U.S. Revolving Lender and as U.S. L/C Issuer

By: /s/ Joon Ko_____________________
Name: Joon Ko
Title: Vice President

ACCEPTED AND AGREED AS OF THE DATE FIRST WRITTEN ABOVE:

SITEL, LLC

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

CLIENTLOGIC HOLDING LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL CANADA CORPORATION

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer
SITEL WORLDWIDE CORPORATION

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL OPERATING CORPORATION

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SERVICE ZONE HOLDINGS, LLC

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

CATALOG RESOURCES, INC.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL INTERNATIONAL HOLDINGS, INC.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

1293219 ONTARIO INC.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

1293220 ONTARIO INC.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL MEXICO S.A. DE C.V.

By: /s/ David Beckman____________
Name: David Beckman
Title: Director

CLIENTLOGIC (UK) HOLDING LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

CLIENTLOGIC LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

CLIENTLOGIC (UK) LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL INTERNATIONAL LLC

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

NA LIQUIDATING COMPANY, INC. (F/K/A NATIONAL ACTION FINANCIAL SERVICES, INC.)

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL CUSTOMER CARE, INC.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL TELESERVICES CANADA, INC.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL (BVI) INTERNATIONAL, INC.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL EUROPE LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL UK LIMITED

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL NEW ZEALAND LIMITED

By: /s/ Steven Barker ______________
Name: Steven Barker
Title: Director

CLIENTLOGIC B.V.

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SYSTEMS INTEGRATED TELEMARKETING NETHERLANDS B.V.

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL GMBH

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SRM INKASSO GMBH

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL IBERICA TELESERVICES, S.A.U.

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL BELGIUM NV

By: /s/ John Kellett ______________
Name: John Kellett
Title: Director

SITEL FINANCE CORP.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL PANAMA, S.A.

By: /s/ Neal Miller________________
Name: Neal Miller
Title: Treasurer

SITEL PHILIPPINES CORPORATION

By: /s/ Steven Barker ______________
Name: Steven Barker
Title: Director

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent

By: /s/ Gabe Jacobson_________________
Authorized Signatory

ANNEX I TO EXTENSION AGREEMENT

1. Scheduled final maturity date and commitment termination date of such Extended U.S. Revolving Commitments and related Extended U.S. Revolving Loans: January 30, 2016

2. Applicable Margin for such Extended U.S. Revolving Loans: Applicable Index Margin = 5.75% and Applicable LIBOR Margin = 6.75%

3. Applicable Unused Line Fee Margin for such Extended U.S. Revolving Commitments and related Extended U.S. Revolving Loans: 0.50%

4. Name of class of such Extended U.S. Revolving Commitments (and Extended U.S. Revolving Loans): Such Extended U.S. Revolving Commitments (and Extended U.S. Revolving Loans) shall, from and after the Effective Date, be part of the Tranche A Extended U.S. Revolving Commitments (and Tranche A Extended U.S. Revolving Credit Advances) class for all purposes of the Credit Agreement, including with respect to paragraph 5 below)

5. Any Extension Series of Extended U.S. Revolving Commitments established on or after the Effective Date shall comply with the following requirement: If any Extension Series of Extended U.S. Revolving Commitments is established on or after the Effective Date, the Lenders who hold Tranche A Extended U.S. Revolving Commitment or have made Tranche A Extended U.S. Revolving Credit Advances shall, at their option, be allowed to amend the terms of their Tranche A Extended U.S. Revolving Commitments and Tranche A Extended U.S. Revolving Credit Advances to conform to the terms of any such Extension Series (including, without limitation, with respect to maturity date and Weighted Average Yield)